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Exhibit 31.1

Certification of Chief Executive Officer
Required by Rule 13a-14(a) (17 CFR 240.13a-14(a))

I, Miles D. White, certify that:

  1.
  I have reviewed this annual report on Form 10-K of Abbott Laboratories;

  2.
  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  3.
  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Abbott Laboratories as of, and for, the periods presented in this report;

  4.
  Abbott Laboratories' other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Abbott Laboratories and have:

  a)
  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Abbott Laboratories, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

  b)
  Evaluated the effectiveness of Abbott Laboratories' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  c)
  Disclosed in this report any change in Abbott Laboratories' internal control over financial reporting that occurred during Abbott Laboratories' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Abbott Laboratories' internal control over financial reporting; and

  5.
  Abbott Laboratories' other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Abbott Laboratories' auditors and the audit committee of Abbott Laboratories' board of directors:

  a)
  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Abbott Laboratories' ability to record, process, summarize and report financial information; and

  b)
  Any fraud, whether or not material, that involves management or other employees who have a significant role in Abbott Laboratories' internal control over financial reporting.

Date: February 24, 2004
/s/ MILES D. WHITE
Miles D. White, Chairman of the Board and Chief Executive Officer

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  Exhibit 31.1
Certification of Chief Executive Officer Required by Rule 13a-14(a) (17 CFR 240.13a-14(a))